EXHIBIT  10.31


                              AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of December 31, 1999, is entered into among PHONETEL TECHNOLOGIES, INC., an Ohio corporation ("Phonetel"), CHEROKEE COMMUNICATIONS, INC., a Texas corporation ("Cherokee," and together with Phonetel, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), on the one hand, and, on the other hand, Agent (as hereinafter defined) and the financial institutions (collectively, the "Lenders" and individually, a "Lender") that are signatories to that certain Loan and Security Agreement, dated as of November 17, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), entered into among the Borrowers, Lenders, and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (herein, in such capacity, referred to as "Agent") , in light of the following:

                                    RECITALS


                  A. Borrowers have requested that the Lenders amend the Loan Agreement.

                  B. Lenders are willing to amend the Loan Agreement under the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      2. Amendments To The Loan Agreement. Upon the First Amendment Effective Date, the parties agree to amend the Loan Agreement as follows:

            (a) The definition of "Fixed Charge Coverage Ratio" set forth in
Section 1.1 of the Loan Agreement hereby is amended by deleting the text ", plus
(E) all amounts paid or payable by Borrower on Operating Lease Obligations having a scheduled due date during such period" appearing in said definition.

            (b) Section 1.1 of the Loan Agreement hereby is amended by inserting the following new defined terms in the proper alphanumerical order:


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
                  "First Amendment" means that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1999, among Borrowers, Lenders and Agent.

                  "First Amendment Effective Date" means December 31, 1999, provided that all conditions set forth in Section 3 of the First Amendment have been satisfied.

            (c) Section 7.20 of the Loan Agreement hereby is amended by deleting clause (a) of said Section and inserting the following new clause (a) in lieu thereof:

                           (a) Fixed Charge Coverage Ratio. Borrower will not
              permit its Fixed Charge Coverage Ratio on the last day of the fiscal period set forth below, cumulative with the applicable fiscal periods preceding such fiscal period (if any) shown on the chart below, to be less than the ratio set forth opposite such fiscal period (calculated without reference to any interest and fees under this Agreement as to which Borrower has exercised its option to make payment in kind):

               PERIOD ENDING                                    RATIO
--------------------------------------------------------------------------------
           fiscal quarter ending                                 .70
             December 31, 1999
--------------------------------------------------------------------------------
                month ending                                     .70
    January 31, 2000 for the immediately
          preceding 4 month period
--------------------------------------------------------------------------------
                month ending                                     .70
   February 29, 2000 for the immediately
          preceding 5 month period
--------------------------------------------------------------------------------
                month ending                                     .75
     March 31, 2000 for the immediately
          preceding 6 month period
--------------------------------------------------------------------------------
                month ending                                     .75
     April 30, 2000 for the immediately
          preceding 7 month period
--------------------------------------------------------------------------------
                month ending                                     .80
 May 31, 2000 for the immediately preceding
               8 month period
--------------------------------------------------------------------------------

               PERIOD ENDING                                    RATIO
--------------------------------------------------------------------------------
                month ending                                     .85
June 30, 2000 for the immediately preceding
               9 month period
--------------------------------------------------------------------------------
                month ending                                     .90
July 31, 2000 for the immediately preceding
              10 month period
--------------------------------------------------------------------------------
                month ending                                     .95
    August 31, 2000 for the immediately
         preceding 11 month period
--------------------------------------------------------------------------------
                month ending                                     1.0
   September 30, 2000 for the immediately
preceding 12 month period and as of the end
      of each month thereafter for the
      immediately preceding 12 months
--------------------------------------------------------------------------------


      3. Conditions Precedent to Amendment. The satisfaction of each of the following unless waived or deferred by Lenders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provisions hereof:

            (a) Agent shall have received this Amendment, in form and substance satisfactory to Agent, duly executed by each party hereto, and in full force and effect;

            (b) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

            (c) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein, unless any such Event of Default has previously been waived by in accordance with Section 15 of the Loan Agreement; and

            (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against either of the Borrowers, Agent or any of the Lenders.

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      4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Borrower.

      5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

      6. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      7. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof.

      8. Further Assurances. Each Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Liens in the Collateral held by Agent for the benefit of the Lenders and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

      9. Miscellaneous.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like

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
import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

            (b) The Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and Lenders.

                  [Remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                   PHONETEL TECHNOLOGIES, INC.,
                                   an Ohio corporation


                                   By       /s/ John D. Chichester
                                        --------------------------------
                                   Name: John D. Chichester
                                        --------------------------------
                                   Title:  President and CEO
                                         -------------------------------

                                   CHEROKEE COMMUNICATIONS, INC.,
                                   a Texas corporation


                                   By       /s/ John D. Chichester
                                        --------------------------------
                                   Name:  John D. Chichester
                                        --------------------------------
                                   Title:    President
                                         -------------------------------



                           [signature page continues]

                                   FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and a Lender


                                   By /s/ Thomas S. Sigurdson
                                     --------------------------------
                                   Name: /s/ Thomas S. Sigurdson
                                        --------------------------------
                                   Title: Vice President
                                         -------------------------------

                           [signature page continues]

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
                                   FOOTHILL PARTNERS III, L.P.,
                                   a Delaware limited partnership, as a Lender



                                   By /s/ Dennis R. Ascher
                                      --------------------------------
                                   Name: Dennis R. Ascher
                                        --------------------------------
                                   Title: Managing General Partner
                                         -------------------------------


                           [signature page continues]

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
                                    ABLECO FINANCE LLC,
                                    a Delaware limited liability company,
                                    as a Lender



                                   By   /s/ Kevin Genda
                                        --------------------------------
                                   Name: Kevin Genda
                                        --------------------------------
                                   Title: SVP -- Chief Credit Officer
                                         -------------------------------

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